November 6, 2007

VIA EDGAR AND OVERNIGHT COURIER

Securities and Exchange Commission

Division of Corporation Finance

Mail Stop 7010

100 F Street, N.E.

Washington, D.C. 20549

Attn: Anne Nguyen Parker

Re:	Echo Healthcare Acquisition Corp.

Amendment No. 2 to Registration Statement on Form S-4

Filed October 24, 2007

File No. 333-144889

Ladies and Gentlemen:

As we discussed with Ms. Carmen Moncada-Terry of the Staff by telephone earlier this afternoon, we are responding separately to comment number 2 contained in your letter dated November 5, 2007 (the “November Comment Letter”) with respect to the above-referenced Amendment No. 2 to Form S-4 (the “Form S-4”) of Echo Healthcare Acquisition Corp. (“Echo” or the “Company”). We appreciate the opportunity to respond separately to comment number 2. Echo plans to submit an amendment to the Form S-4 and a letter responding to the Staff’s remaining comments.

2.

Comment:        We note that you provided us supplementally with the board book prepared by Piper Jaffray. Item 21(c) of Form S-4 appears to require the filing of the information contained in the board book as an exhibit. Please file the information accordingly or tell us why you believe that you are not required to file the information.

Response:      In response to the Staff's comment, the Company respectfully submits that filing the Piper Jaffray board book would represent a significant departure from customary practice in the context of merger transactions which are registered on Form S-4, where the Company and Piper Jaffray believe that long-standing practice would be to file the written opinion letter of the financial advisor, together with a summary of the material analyses underlying the opinion, but not to file the board book itself as an exhibit. The Company acknowledges that in "going private" transactions conducted pursuant to Exchange Act Rule 13e-3, it is customary to file board books and similar materials as exhibits, but believes this requirement is not extended to mergers on Form S-4 that do not involve a Rule 13e-3 transaction in light of the material differences between such types of transactions. The Company further submits that the board book itself is not

Securities and Exchange Commission

November 6, 2007

material to an investor in the current transaction since all of the material analyses underlying Piper Jaffray's opinion (including the projections and related assumptions provided to Piper Jaffray that will be added in response to Comment 3) are summarized in the preliminary proxy statement/prospectus which forms a part of the Company's Form S-4.

Echo has set November 7 as the record date and has scheduled the stockholders meeting for December 12, 2007. As discussed with Ms. Moncada-Terry, we would like to seek to have the Form S-4 declared effective Thursday or Friday of this week. This is necessary in order to permit an adequate time for the solicitation of proxies while still permitting a closing prior to year-end. To that end, we would greatly appreciate any expedited review that the staff might be able to provide to this filing.

Earlier today Echo filed a Form 8-K reporting that the limit on Echo’s working capital line of credit has been increased to $1.5 million, with $989,900 outstanding under the line of credit as of November 5.

Thank you for your consideration of our responses to your comments. We sincerely hope that the staff views our responses as complete and would very much appreciate the staff contacting us as soon as practicable to inform us if any further information is required in connection with its review.

If you have any questions, or if we can be of further assistance to you in the review process, please call me at (404) 572-6787 or Hannah Crockett at 404-572-6891.

Very truly yours,

/s/ Rick Miller

Rick Miller

cc:	Mr. Gene Burleson
Mr. Joel Kanter
Mr. Kevin Pendergest

George Villasana, Esq.

Joel Rubinstein, Esq.

Eliot Robinson, Esq.

Hannah Crockett, Esq.

Rebecca Schuster, Esq.